UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 4, 2023
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    Boston Scientific Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2023 in a virtual-only format via live webcast.

(b)    The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)    All nine director nominees were elected to the Company’s Board of Directors (the “Board”) for a one-year term to hold office until the Company’s 2024 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Nelda J. Connors	1,193,844,995	31,804,972	487,585	40,477,444
Charles J. Dockendorff	1,150,969,582	74,573,819	594,151	40,477,444
Yoshiaki Fujimori	1,213,401,876	12,156,923	578,753	40,477,444
Edward J. Ludwig	1,179,968,074	45,599,337	570,141	40,477,444
Michael F. Mahoney	1,148,531,592	77,041,192	564,768	40,477,444
David J. Roux	1,182,485,636	43,072,351	579,565	40,477,444
John E. Sununu	1,052,908,443	172,703,257	525,852	40,477,444
David S. Wichmann	1,213,001,870	12,535,441	600,241	40,477,444
Ellen M. Zane	1,062,082,525	163,593,247	461,780	40,477,444

(2)    The advisory vote on the compensation for the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
1,134,910,823	90,354,176	872,553	40,477,444

(3)    The advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s “Named Executive Officers.”

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,217,156,075	749,405	7,599,630	632,442	40,477,444

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of One Year for the non-binding, advisory vote on the compensation of the Company’s “Named Executive Officers.” The Board considered these voting results and other factors, and determined that the Company will hold future advisory votes on its executive compensation on an annual basis.

(4)    The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified.

For	Against	Abstain
1,178,709,166	87,499,383	406,447

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 9, 2023	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel, and Assistant Secretary